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UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 24, 2004

CIBER, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-23488	38-2046833
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5251 DTC Parkway, Suite 1400, Greenwood Village, Colorado 80111
(Address of principal executive offices) (Zip Code)

Registrant's telephone number, including area code: (303) 220-0100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐
Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐
Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

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Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

CIBER, Inc.
Information to be included in the Report

Item 2.01—Completion of Acquisition or Disposition of Assets.

        On November 24, 2004, CIBER, Inc. announced that it had concluded its formal offer to the public shareholders of Novasoft AG. From its formal offer as well as open market purchases, CIBER has acquired 5,020,000 additional shares of Novasoft at an aggregate cost of approximately $33.0 million, increasing CIBER's ownership of Novasoft to 93.5%.

Item 9.01—Exhibits.

99.1
Press release dated November 24, 2004.

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SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned, thereunto duly authorized.

CIBER, Inc.
Date: November 30, 2004	By:	/s/ DAVID G. DURHAM David G. Durham Chief Financial Officer, Senior Vice President and Treasurer

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CIBER, Inc. Information to be included in the Report
  Item 2.01—Completion of Acquisition or Disposition of Assets.
  Item 9.01—Exhibits.
SIGNATURE